                                                                Exhibit 16(c)

                                            THE ARCH FUND, INC.
                                            EXHIBIT 16
                                            TOTAL RETURN
                                            INSTITUTIONAL SHARES
                                            NO LOAD CALCULATIONS
                                            MONEY MARKET PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:   0.00%
----------------------------
T = (ERV/P)EXP.1/N - 1

WHERE:            T=                TOTAL RETURN

                  ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE
                                    BEGINNING OF THE PERIOD.

                  P=                A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                  N=                NUMBER OF DAYS


EXAMPLE:

SINCE INCEPTION:   ( 03/24/83 TO 11/30/94 ):
                   (           NA /1000exp.(1/(        4270/365))-1)=      NA*
ONE YEAR:          ( 12/01/93 TO 11/30/94 ):
                   (  1,033.5 /1000exp.(               365 /365))-1)=     3.35%
TWO YEAR:          ( 12/01/92 TO 11/30/94 ):
                   (  1,059.5 /1000exp.(1/(             729/365))-1)=     2.94%
THREE YEAR:        ( 12/01/91 TO 11/30/94 ):
                   (  1,093.5 /1000-(I/(              1095 /365))-1)=     3.02%
FIVE YEAR:         ( 12/01/89 TO 11/30/94 ):
                   (  1,249.8 /1000exp.(1/(           1825 /365))-1)=     4.56%


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:    0.00%
-----------------------------
T=(ERV/P)-1

WHERE:            T=       TOTAL RETURN

                  ERV=     ENDING REDEEMABLE VALUE AT THE END
                           OF THE PERIOD OF A HYPOTHETICAL
                           $1,000 INVESTMENT MADE AT THE
                           BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

YEAR TO DATE:              ( 01/01/93 TO 11/30/94 ):
                           (  1,031.2 /1,000) - 1 =           3.12%
QUARTERLY:                 ( 09/01/94 TO 11/30/94 ):
                           (  1,010.5 /1,000) - 1 =           1.05%
MONTHLY:                   ( 11/01/94 TO 11/30/94 ):
                           (  1,0037  /1,000) - 1 =           0.37%

                                            THE ARCH FUND, INC.
                                            EXHIBIT 16
                                            TOTAL RETURN
                                            INSTITUTIONAL SHARES
                                            NO LOAD CALCULATIONS
                                            TREASURY MONEY MARKET PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:   0.00%
----------------------------
T = (ERV/P)EXP.1/N - 1

WHERE:            T=       TOTAL RETURN

                  ERV=     ENDING REDEEMABLE VALUE AT THE END
                           OF THE PERIOD OF A HYPOTHETICAL
                           $1,000 INVESTMENT MADE AT THE
                           BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                  N=       NUMBER OF DAYS


EXAMPLE:

SINCE INCEPTION: ( 12/02/91 TO 11/30/94 ):
                 (  1,088.4 /1000exp.(              1095 /365))-1)=  2.86%
ONE YEAR:        ( 12/01/93 TO 11/30/94 ):
                 (  1,031.6 /1000exp.(               365 /365))-1)=  3.16%
TWO YEAR:        ( 12/01/92 TO 11/30/94 ):
                 (  1,056.7 /1000exp.(               729 /365))-1)=  2.80%
THREE YEAR:      ( 12/01/91 TO 11/30194 ):
                 (  1,088.4 /1000exp.(1/(           1095/365))-1)=   2.86%


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:    0.00%
-----------------------------
T =(ERV/P) - 1

WHERE:            T=       TOTAL RETURN

                  ERV=     ENDING REDEEMABLE VALUE AT THE END
                           OF THE PERIOD OF A HYPOTHETICAL
                           $1,000 INVESTMENT MADE AT THE
                           BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

YEAR TO DATE:              ( 01/01/93 TO 11/30/94 ):
                           (  1,029.5 /1,000) - 1 =           2.95%
QUARTERLY:                 ( 09/01/94 TO 11/30/94 ):
                           (  1,009.8 /1,000) - 1 =           0.98%
MONTHLY:                   ( 11/01/94 TO 11/30/94 ):
                           (  1,003.4 /1,000) - 1 =           0.34%

                                    THE ARCH FUND, INC.
                                    EXHIBIT 18
                                    TOTAL RETURN
                                    INSTITUTIONAL SHARES
                                    NO LOAD CALCULATIONS
                                    GOVERNMENT & CORPORATE BOND PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:    0.00%
------------------------------
T=(ERV/P)EXP.1/N - 1

WHERE:            T=       TOTAL RETURN

                  ERV=     ENDING REDEEMABLE VALUE AT THE END
                           OF THE PERIOD OF A HYPOTHETICAL
                           $1,000 INVESTMENT MADE AT THE
                           BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                  N=       NUMBER OF DAYS


EXAMPLE:

SINCE INCEPTION:  ( 06/15/88 TO 11/30/94 ):
                  (  1,360.2 /1000exp.(              2360 /365))-1)=   4.87%
ONE YEAR:         ( 12/01/93 TO 11/30/94 ):
                       966.8 /1000exp.(1/(            365 /365))-1)=  -3.32%
TWO YEAR:         ( 12/01/92 TO 11/30/94 ):
                  (  1,065.7 /1000exp.(1/(            729/365))-1)=    3.24%
THREE YEAR:       ( 12/01/91 TO 11/30/94 ):
                  (  1,148.9 /1000exp.(1/(           1095/365))-1)=    4.74%
FIVE YEAR:        ( 12/01/89 TO 11/30/94   ):
                  (  1,360.2 /1000exp.(1/(           1825/365))-1)=    6.35%


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   0.00%
---------------------------
T=(ERV/P)-1

WHERE:            T=       TOTAL RETURN

                  ERV=     ENDING REDEEMABLE VALUE AT THE END
                           OF THE PERIOD OF A HYPOTHETICAL
                           $1,000 INVESTMENT MADE AT THE
                           BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

YEAR TO DATE:              ( 01/01/93 TO 11/30/94 ):
                           (    963.4 /1,000) - 1 =                -3.66%
QUARTERLY:                 ( 09/01/94 TO 11/30/94 ):
                           (    985.7 /1,000) - 1 =                -1.43%
MONTHLY:                   ( 11/01/94 TO 11/30/94 ):
                           (  1,001.3 /1,000)  -1 =                 0.13%

                                    THE ARCH FUND, INC.
                                    EXHIBIT 16
                                    TOTAL RETURN
                                    INSTITUTIONAL SHARES
                                    NO LOAD CALCULATIONS
                                    GROWTH & INCOME EQUITY PORTFOLIO

AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:   0.00%
---------------------------
T=(ERV/P)EXP.1/N - 1

WHERE:            T=       TOTAL RETURN

                  ERV=     ENDING REDEEMABLE VALUE AT THE END
                           OF THE PERIOD OF A HYPOTHETICAL
                           $1,000 INVESTMENT MADE AT THE
                           BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                  N=       NUMBER OF DAYS


EXAMPLE:

SINCE INCEPTION: ( 06/02/88 TO 11/30/94 ):
                 (  2,017.3 /1000exp.(1/(           2373/365))-1)=    11.40%
ONE YEAR:        ( 12/01/93 TO 11/30/94 ):
                 (  1,001.9 /1000exp.(1/(            365/365))-1)=     0.19%
TWO YEAR:        ( 12/01/92 TO 11/30/94 ):
                 (  1,098.5 /1000exp.(1/(            729/365))-1)=     4.82%
THREE YEAR:      ( 12/01/91 TO 11/30/94 ):
                 (  1,324.7 /1000exp.(1/(           1095/365))-1)=     9.83%
FIVE YEAR:       ( 12/01/89 TO 11/30/94 ):
                 (  1,533.9 /1000exp.       (1/(   1825 /365))-1)=     8.93%


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   0.00%
---------------------------
T=(ERV/P)-1

WHERE:                     T=          TOTAL RETURN

                           ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE
                                       BEGINNING OF THE PERIOD.

                           P=          A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

YEAR TO DATE:              ( 01/01/93 TO 11/30/94 ):
                           (    991.1 /1000) - 1 =      -0.89%
QUARTERLY:                 ( 09/01/94 TO 11/30/94 ):
                           (    956.5 /1,000) - 1 =     -4.35%
MONTHLY:                   ( 11/01/94 TO 11/30/94 ):
                           (    967.2 /1,000) - 1 =     -3,28%

                                    THE ARCH FUND, INC.
                                    EXHIBIT 16
                                    TOTAL RETURN
                                    INSTITUTIONAL SHARES
                                    NO LOAD CALCULATIONS
                                    U.S. GOVERNMENT SECURITIES PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:   0.00%
----------------------------
T=(ERV/P)EXP.1/N-1

WHERE:            T=       TOTAL RETURN

                  ERV=     ENDING REDEEMABLE VALUE AT THE END
                           OF THE PERIOD OF A HYPOTHETICAL
                           $1,000 INVESTMENT MADE AT THE
                           BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                  N=       NUMBER OF DAYS


EXAMPLE:

SINCE INCEPTION:  ( 06/02/88 TO 11/30/94 ):
                     1,403.0 /1000exp.(1/(           2373/365))-1)=     5.35%
ONE YEAR:         ( 12/01/93 TO 11/30/94 ):
                  (    965.4 /1000exp.(1/(            365/365))-1)=    -3.46%
TWO YEAR:         ( 12/01/92 TO 11/30/94 ):
                  (  1,082.2 /1000exp.(1/(            729/365))-1)=     3.07%
THREE YEAR:       ( 12/01/91 TO 11/30/94 ):
                  (  1,138.7 /1000exp.(1/(           1096/365))-1)=     4.42%
FIVE YEAR:        ( 12/01/89 TO 11/30/94 ):
                  (  1,403.0 /1000exp.(1/(           1825/365))-1)=     7.01%


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%
---------------------------
T=(ERV/P)-1

WHERE:            T=       TOTAL RETURN

                  ERV=     ENDING REDEEMABLE VALUE AT THE END
                           OF THE PERIOD OF A HYPOTHETICAL
                           $1,000 INVESTMENT MADE AT THE
                           BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

YEAR TO DATE:              ( 01/01/93 TO 11/30/94 ):
                           (    982.0 /1,000) - 1 =           -3.80%
QUARTERLY:                 ( 09/01/94 TO 11/30/94 ):
                           (    983.9 /1,000) - 1 =           -1.61%
MONTHLY:                   ( 11/01/94 TO 11/30/94 ):
                           (  1,000.5 /1,000) - 1 =           0.05%

                                       THE ARCH FUND, INC.
                                       EXHIBIT 16
                                       TOTAL RETURN
                                       INSTITUTIONAL SHARES
                                       NO LOAD CALCULATIONS
                                       EMERGING GROWTH PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:   0.00%

T=(ERV/P)EXP.1/N-1

WHERE:                     T=      TOTAL RETURN

                           ERV=    ENDING REDEEMABLE VALUE AT THE END
                                   OF THE PERIOD OF A HYPOTHETICAL
                                   $1,000 INVESTMENT MADE AT THE
                                   BEGINNING OF THE PERIOD.

                           P=      A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                           N=      NUMBER OF DAYS


EXAMPLE:

SINCE INCEPTION:  ( 05/06/92 TO 11/30/94 ):
                  (  1,443.6 /1000exp.(1/(            939/365))-1)=  15.34%
ONE YEAR:         ( 12/01/93 TO 11/30/94 ):
                  (  1,071.1 /1000exp.(1/(            365/365))-1)=   7.11%
TWO YEAR:         ( 12/01/92 TO 11/30/94 ):
                  (  1,282.7 /1000exp.(1/(            729/365))-1)=  13.28%


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%

T=(ERV/P)-1

WHERE:            T=       TOTAL RETURN

                  ERV=     ENDING REDEEMABLE VALUE AT THE END
                           OF THE PERIOD OF A HYPOTHETICAL
                           $1,000 INVESTMENT MADE AT THE
                           BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

YEAR TO DATE:              ( 01/01/94 TO 11/30/94 ):
                           (  1,004.2 /1,000) - 1 =           0.42%
QUARTERLY:                 ( 09/01/94 TO 11/30/94 ):
                           (    977.9 /1,000) - 1 =           -2.21%
MONTHLY:                   ( 11/01/94 TO 11/30/94 ):
                           (    962.2 /1,000) - 1 =           -3.78%

                                       THE ARCH FUND, INC.
                                       EXHIBIT 16
                                       TOTAL RETURN
                                       INSTITUTIONAL SHARES
                                       NO LOAD CALCULATIONS
                                       BALANCED PORTFOLIO


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:   0.00%
----------------------------
T=(ERV/P)EXP.1/N-1

WHERE:                     T=          TOTAL RETURN

                           ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE
                                       BEGINNING OF THE PERIOD.

                           P=          A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                           N=          NUMBER OF DAYS


EXAMPLE:

SINCE INCEPTION:    ( 40/01/93 TO 11/30/94 ):
                    (  1,017.9 /1000exp.(1/(           609/365))-1)=     1.07%
ONE YEAR:           ( 12/01/93 TO 11/30/94 ):
                    (    979.9 /1000exp.(1/(           365/365))-1)=    -2.01%


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%
---------------------------
T=(ERV/P)-1

WHERE:            T=       TOTAL RETURN

                  ERV=     ENDING REDEEMABLE VALUE AT THE END
                           OF THE PERIOD OF A HYPOTHETICAL
                           $1,000 INVESTMENT MADE AT THE
                           BEGINNING OF THE PERIOD.

                  P=       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

YEAR TO DATE:              ( 01/01/94 TO 11/30/94 ):
                           (    973.2 /1,000) - 1 =           -2.68%
QUARTERLY:                 ( 09/01/94 TO 11/30/94 ):
                           (    966.1 /1,000) - 1 =           -3.40%
MONTHLY:                   ( 11/01/94 TO 11/30/94 ):
                           (    978.6 /1,000) - 1 =           -2.14%

                                       THE ARCH FUND, INC.
                                       EXHIBIT 16
                                       TOTAL RETURN
                                       INSTITUTIONAL SHARES
                                       NO LOAD CALCULATIONS
                                       INTERNATIONAL PORTFOLIO


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   0.00%
---------------------------
T=(ERV/P)-1

WHERE:                     T=          TOTAL RETURN

                           ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE
                                       BEGINNING OF THE PERIOD.

                           P=          A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                           N=          NUMBER OF DAYS


EXAMPLE:

SINCE INCEPTION:           ( 04/04/94 TO 11/30/94 ):
                           (    990.0    /1,000)-1)=          -1.00%
YEAR TO DATE:              ( 04/04/94 TO 11/30/94 ):
                           (    990.0    /1,000)-1)=          -1.00%
QUARTERLY:                 ( 09/01/94 TO 11/30/94 ):
                           (    946.5    /1,000)-1)=          -5.35%
MONTHLY:                   ( 11/01/94 TO 11/30/94 ):
                           (    933.1    /1,000)-1)=          -6.69%